SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)      April 16, 2001
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                                THE TALBOTS, INC.
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               (Exact Name of Registrant as Specified in Charter)



         Delaware                     1-12552                    41-1111318
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(State or Other Jurisdiction          (Commission            (I.R.S. Employer
  of Incorporation)                   File Number)           Identification No.)




One Talbots Drive, Hingham, Massachusetts                             02043
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(Address of Principal Executive Offices)                             (Zip Code)




Registrant's telephone number, including area code          (781) 749-7600
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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.       Other Events.


         On April 16, 2001, The Norinchukin Bank approved an extension of its Revolving Credit Agreement dated as of January 25, 1994, First Amendment dated as of November 21, 1995, Second Amendment dated as of April 18, 1996, Third Amendment dated as of April 17, 1998 and Fourth Amendment dated as of April 16, 1999 between The Talbots, Inc. ("Talbots") and The Norinchukin Bank.


         On April 17, 2001, The Dai-Ichi Kangyo Bank, Limited approved an extension of its Revolving Credit Agreement dated as of April 14, 1998 between Talbots and The Dai-Ichi Kangyo Bank, Limited.


         On April 19, 2001, The Bank of Tokyo-Mitsubishi, Ltd. approved and accepted an extension of its Credit Agreement dated as of April 17, 1998, First Amendment to Credit Agreement dated as of April 17, 1999 between Talbots and The Bank of Tokyo-Mitsubishi, Ltd.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.


         Exhibit 99.1 Acceptance of Extension dated April 16, 2001 from The Norinchukin Bank to Talbots.

         Exhibit 99.2 Confirmation of Extension dated April 17, 2001 from The Dai-Ichi Kangyo Bank, Limited to Talbots.

         Exhibit 99.3 Acceptance of Extension dated April 19, 2001 from The Bank of Tokyo-Mitsubishi Trust Company to Talbots.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE TALBOTS, INC.


                                        CAROL GORDON STONE
Dated:   May 25, 2001             By:  _______________________________
                                        Carol Gordon Stone
                                        Vice President, Corporate Controller



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                                  EXHIBIT INDEX


         Exhibit 99.1 Acceptance of Extension dated April 16, 2001 from The Norinchukin Bank to Talbots.

         Exhibit 99.2 Confirmation of Extension dated April 17, 2001 from The Dai-Ichi Kangyo Bank, Limited to Talbots.

         Exhibit 99.3 Acceptance of Extension dated April 19, 2001 from The Bank of Tokyo-Mitsubishi Trust Company to Talbots.